UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-27507	37-1867101
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

27271 Las Ramblas, Suite 200

Mission Viejo, California  92691

(949) 614-0700

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer and Director

On October 2, 2017, Joseph Flynn submitted his letter of resignation as Chief Executive Officer and Director of CynergisTek, Inc. (the “Company”) to the Board of Directors (the “Board”) of the Company. The Board accepted Mr. Flynn’s resignation as Chief Executive Officer effective as of October 2, 2017 and as a director effective as of October 31, 2017. Mr. Flynn’s resignation is not due to any dispute or disagreement with the Company.

Appointment of New Chief Executive Officer

Effective October 2, 2017, the Board appointed Michael (“Mac”) McMillan, 60, the current President and Chief Strategy Officer (CSO) of the Company, to serve as the Chief Executive Officer of the Company. Mr. McMillan will now serve as President, CEO and CSO.  Mr. McMillan is the co-founder of CynergisTek, Inc., a Texas corporation—now a wholly owned subsidiary of the Company known as CTEK Security, Inc.—where he served as CEO from 2003 until the Company acquired it in January 2017.  He is a member of CHIME’s AEHIS Advisory Board, recognized as a HIMSS Fellow and former Chair of the HIMSS Privacy & Security Policy Task Force. Mr. McMillan brings nearly 40 years of combined intelligence, security countermeasures and consulting experience from positions within the government and private sector and has worked in the healthcare industry since his retirement from the federal government in 2000.

Mr. McMillan is a thought leader in compliance, security and privacy issues in healthcare, contributing to several industry trade publications and blogs. He was recognized in Becker’s Hospital Review’s lists of influential healthcare IT leaders by both its writers and readers in 2015, and was named one of the top 10 health information security influencers of 2013 by HealthInfoSecurity. He currently sits on several advisory boards, including HIT Exchange HealthTech Industry, HCPro Editorial Advisory Board HealthInfoSecurity Editorial Advisory Board and HealthCare’s Most Wired™ Survey Advisory Board. McMillan also presents regularly at industry association events, such as CHIME, HCCA, HIMSS and AHIMA, and was a contributing author to the HIMSS book, “Information Security in Healthcare: Managing Risk.”

Mr. McMillan served as Director of Security for two separate defense agencies, and sat on numerous interagency intelligence and security countermeasures committees while serving in the U.S. government. He holds a Master of Arts degree in National Security and Strategic Studies from the U.S. Naval War College and a Bachelor of Science degree in Education from Texas A&M University. He is a graduate of the Senior Officials in National Security program at the JF Kennedy School of Government at Harvard University and a 1993/4 Excellence in Government Fellow.

There are no arrangements or understandings between Mr. McMillan and any other persons pursuant to which he was appointed as Chief Executive Officer. There are also no family relationships between Mr. McMillan and any of our directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as set forth in the Company’s current report on Form 8-K, filed on January 17, 2017.

Appointment of New Director

On October 2, 2017, the Board appointed Judy F. Krandel to serve as a director of the Company.   Ms. Krandel currently serves as the Chief Financial Officer for Snap Interactive, Inc. (OTCQB: STVI), a leading provider of video chat and online dating services. Prior to joining Snap as CFO, Ms. Krandel served on Snap’s board of directors from March 2016 until becoming CFO in October 2016. Ms. Krandel also served as a portfolio manager at the Juniper Investment Company, a small-cap hedge fund. Ms. Krandel joined Juniper in 2011 as Portfolio Manager for the Juniper Public Fund, a concentrated, value-oriented fund that focuses on small-cap equities. Before that, Ms. Krandel was a Portfolio Manager at Alpine Woods where she managed portions of two long/short equity hedge funds. Prior to that, she was a Portfolio Manager from 2001 to 2009 at First New York Securities, LLC, where her experience included founding and co-managing a domestic long/short small-cap hedge fund. Ms. Krandel has been engaged in public equity research and investing since 1992, starting with Fred Alger Management, followed by positions at Delaware Management and Kern Capital Management. Ms. Krandel received her B.S. from the Wharton School of Business at the University of Pennsylvania and her M.B.A. from the University of Chicago.

In sum, Ms. Krandel brings more than 20 years of capital markets experience, principally as an equity analyst and portfolio manager focusing on small-cap stocks, with a strong concentration in consumer and technology. Throughout her career, she has worked closely with corporate management teams to help them develop strategic business plans, explore M&A and joint venture opportunities, raise capital and enhance their investor relations efforts. Ms. Krandel has established a stellar reputation as a top small-cap investor. In that capacity, she’s also served as a trusted advisor to many corporate management teams, helping them unlock shareholder value, manage strategic planning, capital markets approach and investor relations efforts.

Ms. Krandal brings many years of financial experience in the public sector. Based on her experience and background, the Board has concluded that Ms. Krandel is qualified to serve as a director of the Company.

There are no arrangements or understandings between Ms. Krandel and any other persons pursuant to which she was elected as director. Ms. Krandel has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Ms. Krandel will participate in the Company’s standard non-employee director compensation program described in the Company’s proxy statement filed with the SEC on April 26, 2017.

It is expected that Ms. Krandel will be named to the Board’s compensation committee, audit committee and nominating and corporate governance committee.

Item 8.01Other Events

On October 4, 2017 the Company issued a press release announcing the resignation of Mr. Flynn and the appointment of Mr. McMillan.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 6, 2017 the Company issued a press release announcing the appointment of Ms. Krandel.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 4, 2017
99.2	Press Release dated October 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	October 6, 2017
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer